                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 9, 1999

                             NABORS HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    000-18437               76-0263755
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification No.)


       515 West Greens Road, Suite 1200
                Houston, Texas                                 77067
   (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (281) 874-0035

                            Pool Energy Services Co.
                              10375 Richmond Avenue
                              Houston, Texas 77042
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Following the acquisition of Pool Energy Services Co. by Nabors Industries, Inc. on November 24, 1999, Pool Energy Services Co. changed its state of incorporation to Delaware, and changed its name to Nabors Holding Company through a merger with and into a wholly-owned subsidiary. Nabors Holding Company then reorganized its corporate structure as follows:

         (1) Pool California Energy Services, Inc. merged with Big 10 Fishing Tool Company, Inc., and then merged with and into Pool Well Services Co., a newly-formed wholly-owned subsidiary of Pool California incorporated in Delaware;

         (2) Pool Company contributed to Pool Well Services Co. certain assets and the stock of Pool Production Services, Inc. and PCNV, Inc.;

         (3) Pool Production Services, Inc. merged with and into Pool Company Texas Ltd.;

         (4) Pool Alaska, Inc., a Texas corporation, merged with and into a newly formed subsidiary of the same name, incorporated in Delaware;

         (5) Pool Company Houston Ltd. was dissolved and distributed its assets to its limited and general partners, PCNV, Inc. and Pool Well Services Co.; and

         (6) Pool Alaska sold three rigs to Nabors Alaska Drilling, Inc. for their appraised values; the proceed were used to pay down senior debt

         Prior to the acquisition, Pool Energy Services Co. was the issuer under an Indenture, dated as of March 31, 1998, of 8-5/8% Senior Subordinated Notes due 2008. The obligations under the 8-5/8% Notes and the Indenture were guaranteed by the principal United States subsidiaries of Pool Energy Services Co. As required by the terms of the Indenture, on December 9, 1999, Nabors Holding Company and its United States subsidiaries entered into a Second Supplemental Indenture, dated as of December 1, 1999, with the trustee under the Indenture, HSBC Bank USA. The Second Supplemental Indenture amended the Indenture to reflect, among other things:

         (a) the acquisition of Pool Energy Services Co. by Nabors Industries, the change of the name of the issuer of the 8-5/8% Notes to "Nabors Holding Company" and the change of its jurisdiction of incorporation to Delaware;

         (b) the assumption and reaffirmation of the obligations of Pool Energy Services Co. to the holders of the 8-5/8% Notes by Nabors Holding Company; and

         (c) the mergers and other transactions among subsidiaries of Nabors Holding Company that took place in connection with the acquisition of Pool and the assumption and ratification of the obligations under guarantees of the 8-5/8% Notes by the applicable surviving United States subsidiaries.

The Second Supplemental Indenture is attached as Exhibit 4.1, and is incorporated into this description by reference.

         The guarantors under the Indenture following these transactions are:
Associated Petroleum Services, Inc., International Air Drilling Company, Kuukpik-Pool Arctic Alaska, Pool Alaska, Inc. (a Delaware corporation and the successor by merger of Pool Alaska, Inc., a Texas corporation), Pool Americas, Inc., Pool-Australia, Inc., Pool Company, Pool Company Texas, Ltd. (the successor by merger of Pool Production Services, Inc.), Pool International, Inc., Pool Well Services Co. (the successor by merger of Pool California Energy Services, Inc. and Big 10 Fishing Tool Company), PCNV, Inc., PTX, Inc., Sea Mar, Inc. and Sea Mar Management, Inc. The charter documents of Nabors Holding Company and the newly-formed entities that are now guarantors, and the bylaws of such entities, are attached to this document as Exhibits 3.1 - 3.6.



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         Nabors Industries, Inc. is not an obligor or guarantor of the 8-5/8%
Notes or the obligations under the Indenture.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         3.1      Certificate of Incorporation of Nabors Holding Company
         3.2      By-Laws of Nabors Holding company
         3.3      Certificate of Incorporation of Pool Well Services Co.
         3.4      By-Laws of Pool Well Services Co.
         3.5      Certificate of Incorporation of Pool Alaska, Inc.
         3.6      By-Laws of Pool Alaska, Inc.
         4.1 Second Supplemental Indenture dated as of December 1, 1999 among Nabors Holding Company, the guarantors named therein and HSBC Bank USA



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 14, 1999
                                             NABORS HOLDING COMPANY


                                             By: /s/ Anthony G. Petrello
                                                --------------------------------
                                                 Anthony G. Petrello
                                                 President



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                                  EXHIBIT INDEX

         Item                                                                                   Page No.
         3.1      Certificate of Incorporation of Nabors Holding Company...........................6
         3.2      By-Laws of Nabors Holding Company................................................8
         3.3      Certificate of Incorporation of Pool Well Services Co...........................20
         3.4      By-Laws of Pool Well Services Co................................................22
         3.5      Certificate of Incorporation of Pool Alaska, Inc................................34
         3.6      By-Laws of Pool Alaska, Inc.....................................................36
         4.1      Second Supplemental Indenture dated as of December 1,
                  1999 among Nabors Holding Company, the guarantors named
                  therein and HSBC Bank USA.......................................................48




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